Tax status of the plan	12 Months Ended
Dec. 31, 2025
EBP 010
EBP, Tax Status [Line Items]
Tax status of the plan	Tax status of the plan
The Plan obtained its latest determination letter on August 4, 2015, in which the Internal Revenue Service indicated that the Plan, as then designed, was in compliance with the applicable requirements of the Code (i.e., satisfied the applicable requirements of Code Section 401 et. seq. to be a tax-qualified plan and satisfied the applicable requirements of Code Section 501 et. seq. for the Plan’s trust to be a tax-exempt trust). Although the Plan has been amended since receiving the determination letter, the Plan Administrator and the Plan’s legal counsel believe that the Plan as currently designed, continues to satisfy the applicable requirements of Code Sections 401 and 501 et. seq. to be a tax-qualified plan and tax-exempt trust. In addition, to the knowledge of the Plan Administrator and the Plan’s legal counsel, the Plan and its trust are currently being operated in compliance with the applicable requirements of Code Sections 401 and 501 et. seq. and, therefore, the Plan and its related trust are tax-qualified and tax-exempt, respectively.
Accounting principles generally accepted in the United States of America require the Plan’s management to evaluate tax positions taken by the Plan and recognize a tax liability or asset if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. The Plan Administrator has analyzed the tax positions by the Plan and has concluded that as of December 31, 2025 and
2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or asset or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.